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EXHIBIT 13.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PrimaCom AG (the "Company") on Form 20-F for the period ending December 31, 2002 as filed with the Securities and Exchange Commission, I, Stefan Schwenkedel, Chief Financial Officer and fulfilling functions of the Chief Executive Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of section 13
(a) or 15 (d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Stefan Schwenkedel
                                                     --------------------------
                                                     Stefan Schwenkedel
                                                     Chief Financial Officer and
                                                     Fulfilling functions of the
                                                     Chief Executive Officer
                                                     March 31, 2003



A signed original of this written statement required by Section 906 has been provided to PrimaCom AG and will be retained by PrimaCom AG and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PrimaCom AG (the "Company") on Form 20-F for the period ending December 31, 2002 as filed with the Securities and Exchange Commission, I, Jens Kircher, fulfilling functions of the Chief Executive Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of section 13
(a) or 15 (d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Jens Kircher
                                                     ---------------------------
                                                     Jens Kircher
                                                     Chief Operating Officer and
                                                     Fulfilling functions of the
                                                     Chief Executive Officer
                                                     March 31, 2003




A signed original of this written statement required by Section 906 has been provided to PrimaCom AG and will be retained by PrimaCom AG and furnished to the Securities and Exchange Commission or its staff upon request.